PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Stockholders for Liberty Term Trust, Inc. -- 1999 for the six-month reporting period from January 1, 1998, through June 30, 1998. The report begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of its investments and the financial statements.

Liberty Term Trust, Inc. -- 1999 is a closed-end mutual fund that pursues high monthly income and seeks to return full value of the principal of your shares in the year 1999. At the end of the reporting period, 44.6% of the fund's portfolio consisted of U.S. government securities. The remainder of the portfolio was invested in income-oriented mutual funds, municipal bonds, a collateralized mortgage obligation and a repurchase agreement.

Over the reporting period, the fund paid dividends totaling $0.18 per share. At the end of the reporting period, net assets totaled $38.8 million, while the fund's net asset value per share was $8.97.

Shares are actively traded on the New York Stock Exchange under the symbol LTT, and can be purchased through your investment representative. Thank you for your confidence in the Liberty Term Trust, Inc.--1999. Your comments or suggestions are always welcome.

Sincerely,



Richard B. Fisher

President
August 15, 1998

                               INVESTMENT REVIEW

The U.S. Treasury market has put in an impressive performance in the first half of 1998. Factors that drove the market were the perceived slowing in the U.S. economy due to the Asian crisis, a favorable outlook for commodity prices, the strength of the dollar, and the ongoing supply reduction of U.S. Treasury notes and bonds. The overall impact of these factors caused the 30-year Treasury to decline 30 basis points and resulted in a flat yield curve. Currently, there exists no yield advantage in moving from a 2-year U.S. Treasury to a 10-year U.S. Treasury. The one major risk to the overall bond market is the potential for inflation to increase if labor demand continues to outpace labor supply. The Federal Reserve Board's (the "Fed") current monetary policy has a tightening bias, but reflects greater concern of strong domestic growth versus the problems in Asia. The economic data combined with Fed Chairman Alan Greenspan's Humphrey Hawkins testimony will dictate bond market psychology in the second half of 1998.

During the semi-annual reporting period, the fund pursued a duration neutral strategy. The overall duration of the fund continues to narrow as the December 31, 1999, termination date approaches. Transaction activity continues to focus on the share repurchase program. For the six-month reporting period, the fund repurchased 38,000 shares. The policy of the fund is to continue repurchasing shares offered at a discount to net asset value as a means of increasing shareholder value. The fund reduced the holdings of mortgage derivatives during this reporting period. The reinvestment of the proceeds was into short duration U.S. Treasuries.

Given the events in the bond market over the last several years, the fund's net asset value has not returned to the highs of 1993. A combination of unprecedented mortgage prepayments in 1993 and a severe bear market in fixed income securities in 1994 caused the fund and other term trusts investing in mortgage-backed securities to realize significant losses. Therefore, it will be difficult for the fund to meet its investment objective by 1999. The fund's investment adviser will continue to review the fund's investment policies and limitations and may recommend further changes that, in the adviser's opinion, could enhance the fund's ability to offset its current realized losses.

                          SHAREHOLDER MEETING RESULTS

An Annual Meeting of the Shareholders of Liberty Term Trust, Inc. -- 1999 (the "Fund") was held on May 15, 1998. On March 23, 1998, the record date for shareholders eligible to vote at the meeting, there were 5,625,018 total outstanding shares. The following items were considered by the shareholders and the results of their voting were as follows:


Agenda Item 1: Election of four Class II Directors and one Class III Director.*

                                                                    Shares Voted      Shares Withheld
                                                                         For             Authority
William J. Copeland                                                 4,278,004.946       44,275.000
Nicholas P. Constantakis                                            4,280,284.946       41,995.000
J. Christopher Donahue                                              4,279,284.946       42,995.000
James E. Dowd, Esq.                                                 4,280,284.946       41,995.000
Lawrence D. Ellis, M.D.                                             4,280,284.946       41,995.000

Agenda Item 2: To ratify the selection by the Board of Directors of the firm Ernst & Young LLP as Independent Auditors for the Fund.

   Shares Voted     Shares Voted    Shares
       For            Against      Abstain
  4,287,145.505        6,180.000  28,954.441

* The following Directors of the fund continued their terms: John F.Donahue, Thomas G. Bigley, John T. Conroy, Jr., Edward L. Flaherty, Jr., Esq., Peter E. Madden, . Murray, Jr., J.D., S.J.D., Wesley W. Posvar and Marjorie P. Smuts.

                            PORTFOLIO OF INVESTMENTS

                        Liberty Term Trust, Inc. -- 1999

                           June 30, 1998 (unaudited)

 Principal
  Amount                                                                                                 Credit
 or Shares                                                                                               Rating*          Value
                              Long-Term Municipal Obligations--13.1%
                              Pennsylvania--3.4%
          $1,400,000          Allegheny County, PA, Sanitation Authority Sewer Revenue Bonds,
                              Series A (FGIC Insured), 12/1/1999                                        AAA/Aaa         $1,325,128
Texas--2.8%
          1,145,000           Austin, TX, Capital Appreciation Refunding & Improvement LT GO
                              Bonds (FGIC Insured),  9/1/1999                                          AAA/NR            1,094,029
Utah--6.9%
          2,770,000           Utah Associated Municipal Power Systems Revenue Bonds,
                              (Hunter Project)/(AMBAC Insured), 7/1/1999                               AAA/Aaa           2,664,491
                                 Total Long-Term Municipal Obligations (identified
                                 cost $5,013,560)                                                                        5,083,648
                              Closed-End Mutual Fund Issues--35.4%
            300,000           Hyperion 1999 Term Trust, Inc.                                           AAA               2,137,500
          1,000,000           Income Opportunities Fund 1999, Inc.                                     --                9,625,000
            205,000           Income Opportunities Fund 2000, Inc.                                     --                1,985,937
                              Total Closed-End Mutual Fund Issues (identified
                              cost $12,868,480)                                                                         13,748,437
U.S. Government Agency Obligations--44.6%
(a) Federal Home Loan Mortgage Corp. REMIC--6.8%
          2,634,785           5.85%, Series 1492-D, 5/15/2017                                          --                2,627,461
Federal National Mortgage Association--4.4%
          1,737,500           5.00%, 8/1/2001                                                          --                1,711,889
U.S. Treasury Note--33.4%
         13,000,000           5.375%, 1/31/2000                                                        --               12,974,520
                              Total U.S. Government Agency Obligations
                              (identified cost $17,192,279)                                                             17,313,870
Collateralized Mortgage Obligation--4.3%
         22,752,641           First Union /Lehman Brothers Commercial Mortgage Trust,
                              Series 1997-C1, 1.307%, (Interest Only) 4/18/2027                        AAA/Aaa           1,656,620
                              Total Collateralized Mortgage Obligations
                              (identified cost $1,699,036)                                                               1,656,620
(b) Repurchase Agreement--1.7%
            665,000           BT Securities Corp., 5.87%, dated 6/30/1998, due 7/1/1998
                              (at amortized cost)                                                      --                  665,000
                              Total Investments (identified cost $37,438,355)(c)                                      $ 38,467,575

 * Please refer to the following page for an explanation of the credit ratings. Current credit ratings are unaudited.
(a) Because of monthly principal payments, the average lives of REMIC's are less than the indicated periods.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(c) The cost of investments for federal tax purposes amounts to $37,438,355. The net unrealized appreciation of investments on a federal tax basis amounts to $1,029,220 which is comprised of $1,071,636 appreciation and $42,416 depreciation at June 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($38,814,931) at June 30, 1998.

The following acronym(s) are used throughout this portfolio:

AMBAC --American Bond Assurance Corporation
FGIC  --Financial Guaranty Insurance Company
GO    --General Obligation
LT    --Limited Tax
REMIC --Real Estate Mortgage Investment Conduit
 * Credit ratings
  Standard and Poor's ("S&P") Municipal Bond Ratings
  AAA--Debt rated "AAA" has the highest ratings assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Moody's Investors Service, Inc. ("Moody's") Municipal Bond Ratings Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principle is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

(See Notes which are an integral part of the Financial Statements)

                      STATEMENT OF ASSETS AND LIABILITIES

                         Liberty Term Trust, Inc.--1999

                           June 30, 1998 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $37,438,355)                   $38,467,575
Cash                                                                                                    1,965
Income receivable                                                                                     414,564
Prepaid expenses                                                                                       20,477
 Total assets                                                                                      38,904,581
Liabilities:
Income distribution payable                                                        $    89,650
 Total liabilities                                                                                     89,650
Net Assets for 4,327,418 shares outstanding                                                       $38,814,931
Net Assets Consist of:
Paid in capital                                                                                   $43,985,949
Net unrealized appreciation of investments                                                          1,029,220
Accumulated net realized loss on investments                                                       (6,396,882)
Undistributed net investment income                                                                   196,644
 Total Net Assets                                                                                 $38,814,931
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$38,814,931 / 4,327,418 shares outstanding                                                              $8.97

(See Notes which are an integral part of the Financial Statements)


                            STATEMENT OF OPERATIONS

                        Liberty Term Trust, Inc. -- 1999

                   Six Months Ended June 30, 1998 (unaudited)

Investment Income:
Dividends                                                                   $  357,368
Interest                                                                       730,253
 Total income                                                                1,087,621
Expenses:
Investment advisory fee                                     $   86,382
Administrative personnel and services fee                       61,987
Custodian fees                                                   1,529
Transfer and dividend disbursing agent fees and expenses        13,773
Directors'/Trustees' fees                                        4,917
Auditing fees                                                    8,809
Legal fees                                                       3,000
Portfolio accounting fees                                       28,512
Printing and postage                                             5,253
Insurance premiums                                               1,448
Taxes                                                            1,992
Miscellaneous                                                    5,336
 Total expenses                                                222,938
Waivers--
 Waiver of investment advisory fee                             (49,331)
   Net expenses                                                                 173,607
     Net investment income                                                      914,014
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                522,321
Net change in depreciation of investments                                      (324,046)
 Net realized gain on investments                                               198,275
   Change in net assets resulting from operations                            $1,112,289

(See Notes which are an integral part of the Financial Statements)


                       STATEMENT OF CHANGES IN NET ASSETS

                        Liberty Term Trust, Inc. -- 1999

                                                                                          Six Months
                                                                                            Ended        Year Ended
                                                                                         (unaudited)    December 31,
                                                                                        June 30, 1998       1997
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                                     $   914,014    $ 2,186,130
Net realized gain (loss) on investments and futures contracts ($522,321 net gain and
$289,808 net loss, respectively, as computed for federal tax purposes)                        522,321        281,528
Net change in unrealized appreciation/depreciation                                           (324,046)       860,569
 Change in net assets resulting from operations                                             1,112,289      3,328,227
Distributions to Shareholders--
Distributions from net investment income                                                     (817,858)    (2,016,218)
Share Transactions--
Cost of shares reacquired from shareholders                                                  (323,041)    (4,425,281)
 Change in net assets resulting from share transactions                                      (323,041)    (4,425,281)
   Change in net assets                                                                       (28,610)    (3,113,272)
Net Assets:
Beginning of period                                                                        38,843,541     41,956,813
End of period (including undistributed net investment income of $196,644 and
$100,488, respectively)                                                                   $38,814,931    $38,843,541

(See Notes which are an integral part of the Financial Statements)


                              FINANCIAL HIGHLIGHTS

                        Liberty Term Trust, Inc. -- 1999

(For a share outstanding throughout each period)
                                                           Six Months
                                                              Ended
                                                           (Unaudited)
                                                            June 30,                 Year Ended December 31,
                                                              1998        1997      1996      1995      1994       1993
Net asset value, beginning of period                          $  8.90   $  8.54   $  8.56   $  7.97   $  9.10    $  9.09
Income from investment operations
 Net investment income                                           0.20      0.47      0.48      0.50      0.66       0.78
 Net realized and unrealized gain (loss) on investments          0.05      0.32     (0.08)     0.53     (1.19)     (0.02)
 Total from investment operations                                0.25      0.79      0.40      1.03     (0.53)      0.76
Less distributions
 Distributions from net investment income                       (0.18)    (0.43)    (0.42)    (0.44)    (0.60)     (0.75)
Net asset value, end of period                                $  8.97   $  8.90   $  8.54   $  8.56   $  7.97    $  9.10
Market Value, per share end of period                         $  8.69   $  8.38   $  7.88   $  7.38   $  7.13    $  8.63
Total Investment returns (a)
 Based on net asset value per share                              2.83%     9.44%     4.78%    12.92%    (6.20%)     8.73%
 Based on market value per share                                 5.80%    11.67%    12.14%     9.68%   (10.43%)    (8.49%)
Ratios to average net assets
 Expenses                                                      0.90%*      0.90%     0.90%     0.90%     0.90%      0.90%
 Net investment income                                         4.76%*      5.56%     5.60%     6.07%     7.83%      8.46%
 Expense waiver/reimbursement (b)                              0.26%*      0.25%     0.29%     0.25%     0.24%      0.40%
Supplemental data
 Net assets, end of period (000 omitted)                      $38,815   $38,844   $41,957   $47,357   $44,851    $51,175
 Average commission rate paid (c)                             $  0.00   $0.0500   $0.0500        --        --         --
 Portfolio turnover                                                35%      141%      252%      238%      393%       402%

 * Computed on an annualized basis.
(a) Total return based on market value per share is calculated using purchase of common stock at the current market price on the first day and sale at the current market price as of the last day of the period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan. Total return based on net asset value per share is calculated using purchase of common stock at the current net asset value on the first day and a sale at the net asset value as of last day of period, and reinvestment of all dividends and distributions at prices that were obtained by the Fund's dividend reinvestment plan.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)


                         NOTES TO FINANCIAL STATEMENTS

                        Liberty Term Trust, Inc. -- 1999

                           June 30, 1998 (unaudited)

Organization

Liberty Term Trust, Inc. -- 1999 (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The investment objective of the Fund is to pursue high monthly income and seeks to return full value of the principal of the shares in the year 1999.

Effective February 11, 1997, the Fund received an exemptive order from the Securities and Exchange Commission. The order permits the Fund to invest in shares of target term trusts in quantities that exceed those allowed by statutory limitations. The Fund intends to make such purchases if discounts to net asset value are attractive.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government agency securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable income. The following reclassifications have been made to the financial statements.

   Increase (Decrease)
                 Undistributed Net
Paid-In Capital  Investment Income
   $236,841           $(236,841)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $6,991,571, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

     Expiration Year      Expiration Amount
          2000                   $  686,616
          2002                    5,022,908
          2003                      992,239
          2005                      289,808

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

Capital Stock

At June 30, 1998, there were 1,000,000,000 shares of $0.001 par value capital stock authorized.

                                                                                    Six Months                 Year Ended
                                                                                       Ended                  December 31,
                                                                                   June 30, 1998     1997        1996      1995
Shares Reacquired                                                                     38,000        547,600     621,800    90,200
Average Price Per Share                                                              $  8.50       $   8.08    $   7.81   $  7.49
Weighted Average Discount                                                               4.56%          6.23%       8.71%    12.36%

As of June 30, 1998, the Fund has reacquired a total of 1,297,600 shares of capital stock.

Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.45% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since 1994. Ms. Foody-Malus joined Federated Investors Inc., or its predecessor in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/ Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since June 1994. Ms. Nason joined Federated Investors Inc., or its predecessor in 1987 and has been a Senior Vice President of the Fund's investment adviser since April 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 1998, the Fund shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General
Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Year 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Investment Transactions
Purchases and sales of investments, excluding short-term securities for the period ended June 30, 1998, were as follows:

Purchases                                                $  12,951,250
Sales                                                    $  12,966,140

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder may elect to have all dividends (including capital gains distributions) automatically reinvested by State Street Bank and Trust Company, as agent for stockholders (the "Plan Agent"), in additional shares of common stock ("Shares") of the Fund. A stockholder who does not elect to participate in the Plan will receive all such amounts in cash, paid by check, mailed directly to the stockholder of record (or if the Shares are held in street or nominee name, then to the nominee) by the Plan Agent. Stockholders whose Shares are registered in their own names may elect to participate in the Plan by sending written instructions to the Plan Agent at the address set forth below. Stockholders whose Shares are held of record by brokers, nominees, or otherwise in "street name" should contact such brokers or nominees and request that they make arrangements to participate in the Plan on such stockholders' behalf. Upon transferring your Shares between or among brokers or nominees, please note that these transferees may be unable to participate in the Plan. If your brokerage firm, bank, or other nominee is unable to participate in the Plan, you may request your nominee to re-register the Shares in your own name so that you may take advantage of the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends"), non-participants in the Plan will receive cash and participants will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account by the purchase of outstanding Shares on the open market on the New York Stock Exchange or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Shares, the average purchase price per Share paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the dividend payment date. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. Interest will not be paid on any uninvested cash payments. Dividends are expected to be paid monthly. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account; or if a participant so desires, the Plan Agent will sell his or her Shares in the plan and send the proceeds to the participant, less brokerage commissions. The Plan Agent may charge a service fee for performing this service.

The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares received pursuant to the Plan.

In the case of stockholders such as banks, brokers, or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

The automatic reinvestment of dividends (including capital gains distributions) will not relieve participants of any income tax that may be payable on such dividends.

Experience under the Plan may indicate that charges are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.


                                   DIRECTORS

                                John F. Donahue
                                Thomas G. Bigley
                              John T. Conroy, Jr.
                            Nicholas P. Constantakis
                              William J. Copeland
                             J. Christopher Donahue
                              James E. Dowd, Esq.
                            Lawrence D. Ellis, M.D.
                         Edward L. Flaherty, Jr., Esq.
                                Peter E. Madden
                       John E. Murray, Jr., J.D., S.J.D.
                                Wesley W. Posvar
                               Marjorie P. Smuts

                                    OFFICERS

                                John F. Donahue
                                    Chairman

                               Richard B. Fisher
                                   President

                             J. Christopher Donahue
                            Executive Vice President

                               Edward C. Gonzales
                            Executive Vice President

                               John W. McGonigle
                      Executive Vice President, Treasurer,

                                 and Secretary

                             Nicholas J. Seitanakis
                              Assistant Secretary

[Logo of Federated]

Liberty Term
Trust, Inc.--1999


Semi-Annual Report
to Shareholders
June 30, 1998

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 531282101
2080602 (8/98)